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                               The RBB Fund, Inc.

                      n/i numeric investors Micro Cap Fund
                        n/i numeric investors Growth Fund
                       n/i numeric investors Mid Cap Fund
                   n/i numeric investors Larger Cap Value Fund
                   n/i numeric investors Small Cap Value Fund


                          Supplement dated May 25, 2000
                                       to
    Prospectus and Statement of Additional Information dated December 1, 1999


         Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus and Statement of Additional Information.

         At a special meeting of shareholders held on May 15, 2000, the shareholders of the n/i numeric investors Larger Cap Value Fund (the "Fund"), a series of The RBB Fund, Inc., approved the liquidation and termination of the Fund pursuant to a Plan of Liquidation and Termination. As a result, the Fund was liquidated and its assets distributed to shareholders on May 25, 2000.